UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2025
AXOGEN, INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota
(State or Other Jurisdiction of
Incorporation or Organization)
001-36046
(Commission File Number)

41-1301878
(I.R.S. Employer Identification No.)

13631 Progress Boulevard, Suite 400 Alachua, Florida
(Address of principal executive offices)

32615
(Zip Code)
(386) 462-6800
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	AXGN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On April 2, 2025, President Donald J. Trump announced a plan that would implement a broad range of tariffs on goods imported into the United States. Axogen, Inc. (the "Company") anticipates minimal impact from these tariffs, as well as from any retaliatory actions taken by other countries, on its current financials and underlying business model. The vast majority of the Company's sales are domestic, as is the manufacturing of its products. The costs associated with imported materials needed for its operations is minimal.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements about the Company’s future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations, estimates and projections about our industry, business and future events. These statements include, but are not limited to, statements regarding the Company's expectations regarding the potential impact of tariffs announced by President Donald J. Trump on April 2, 2025 and any potential retaliatory actions taken by other countries, on the Company's current financials and underlying business model. These forward-looking statements are subject to a number of risks, uncertainties and assumptions including without limitation: (i) the final scope and implementation of the announced tariffs; (ii) the potential for changes in international trade policy beyond those currently announced; (iii) unforeseen disruptions to the Company's domestic supply chain or manufacturing processes; (iv) changes in global economic conditions that could indirectly impact the Company's business; and (v) other risks and uncertainties described in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K.

Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including those set forth above. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events, except as required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOGEN, INC.

Dated: April 7, 2025	By:	/s/ Marc Began
Marc Began
Executive Vice President, General Counsel and Chief Compliance Officer